SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

Securities Exchange Act of 1934

[Amendment No.          ]

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

DIVERSIFIED ENERGY COMPANY

(Name for Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

DIVERSIFIED ENERGY COMPANY

2026 Annual Meeting
Vote by May 5, 2026
11:59 p.m. EDT

DIVERSIFIED ENERGY COMPANY
1600 CORPORATE DRIVE
BIRMINGHAM, ALABAMA 35242

V90369-P48675

You invested in DIVERSIFIED ENERGY COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 6, 2026.**

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at www.ProxyVote.com or scan the QR Barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 22, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

May 6, 2026
8:00 a.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/DEC2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors	
1a.	David E. Johnson	For
1b.	Robert Russell Hutson, Jr.	For
1c.	Kathryn Z. Klaber	For
1d.	Martin K. Thomas	For
1e.	David J. Turner, Jr.	For
2.	To ratify the appointment of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3.	To approve, on a non-binding advisory basis, the Company's compensation of its Named Executive Officers.	For
4.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the Company's Named Executive Officer compensation.	1 Year

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V90370-P48675